                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        American Independence Funds Trust
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                (Name of Registrant as Specified in Its Charter)



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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.


     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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                        AMERICAN INDEPENDENCE FUNDS TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                           Kansas Tax-Exempt Bond Fund

                                 October 4, 2000

Dear Shareholder,

You are cordially invited to attend a Special Meeting of Shareholders of the Kansas Tax-Exempt Bond Fund (the "Fund"), a series of American Independence Funds Trust, to be held on October 27, 2000, at 9:00 a.m. (Eastern Standard time) at the Fund's offices located at 3435 Stelzer Road, Columbus, Ohio 43219.

The purpose of the Special Meeting is to approve an investment sub-advisory agreement for the Fund between INTRUST Financial Services, Inc. (the Fund's "Adviser"), and Galliard Capital Management, Inc. ("Galliard") ( the "Sub-Advisory Agreement"). Under the terms of the Sub-Advisory Agreement, Galliard would provide the Adviser and the Fund with the advice and services in connection with the day-to-day management of the Fund's portfolio. The Adviser will continue to provide overall investment advice and management for the Fund and to provide certain other services, under the terms and conditions provided in its advisory contract with the Trust without changes to the investment management fees paid by the Fund.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD. Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Meeting of Shareholders, we would appreciate you promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.

Sincerely,

---------------------------
David Bunstine
President
American Independence Funds Trust

                        AMERICAN INDEPENDENCE FUNDS TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                           Kansas Tax-Exempt Bond Fund

October 4, 2000

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the Kansas Tax-Exempt Bond Fund (the "Fund"), a series of American Independence Funds Trust, a Delaware business trust, will be held at the Fund's offices, located at 3435 Stelzer Road, Columbus, Ohio 43219, on October 27, 2000 at 9:00 a.m. (Eastern Standard time) for the following purposes:

     1. To approve an investment sub-advisory agreement between INTRUST Financial Services, Inc. (the "Adviser"), on behalf of the Fund, and Galliard Capital Management, Inc. ("Galliard") pursuant to which Galliard would serve as the sub-adviser to the Fund.

     2. To transact such other business as may properly come before the Meeting, or any adjournments thereto.

Shareholders of record at the close of business on September 15, 2000, are entitled to notice of, and to vote at, the Meeting.



-----------------------------
George Stevens
Secretary
American Independence Funds Trust

                        AMERICAN INDEPENDENCE FUNDS TRUST

                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 27, 2000

                           Kansas Tax-Exempt Bond Fund

INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the "Board") of American Independence Funds Trust (the "Trust") for voting at the Special Meeting of Shareholders of the Kansas Tax-Exempt Bond Fund (the "Fund") to be held at 9:00 a.m. (Eastern Standard time) on October 27, 2000, at the Fund's offices at 3435 Stelzer Road, Columbus, Ohio 43219, and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about October 5, 2000.

PROPOSAL

The purpose of the Meeting is to have shareholders vote on a proposal to approve an investment sub-advisory agreement between INTRUST Financial Services, Inc. (the "Adviser") on behalf of the Fund and Galliard Capital Management, Inc. ("Galliard") pursuant to which Galliard would serve as the sub-adviser to the Fund.

Each share of the Fund is entitled to one vote on the proposal and on each other matter that it is entitled to vote upon at the Meeting.

Each valid proxy that we receive will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the Proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to American Independence Funds Trust, or by voting in person at the Meeting.

The Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

THE BOARD OF TRUSTEES OF AMERICAN INDEPENDENCE FUNDS TRUST RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

The Board of Trustees of American Independence Funds Trust has fixed the close of business on September 15, 2000, as the record date (the "Record Date") for determining holders of the Funds' shares entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, there were 13,958,941 shares outstanding of the Fund.

FINANCIAL REPORTS

A copy of the Fund's annual report for the period ended October 31, 2000 and semi-annual report for the period ended April 30, 2000, is available without charge upon request by writing to American Independence Funds Trust, 3435 Stelzer Road, Columbus, Ohio 43219, or by calling 1-888-266-8787.

BACKGROUND

INTRUST Financial Services, Inc., 105 North Main Street, Box One, Wichita, Kansas 67202, serves as the investment adviser of the Fund pursuant to an Advisory Agreement dated November 25, 1996 (the "Advisory Agreement"). The Advisory Agreement was most recently approved by shareholders on April 28, 1997 and was most recently approved by the Trust's Board of Trustees on August 29, 2000.

The Adviser, is a wholly owned subsidiary of INTRUST Bank N.A. ("INTRUST Bank"), 105 North Main Street, Box One, Wichita, Kansas 67202, which in turn is a majority-owned subsidiary of INTRUST Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. Prior to March 1, 2000, INTRUST Bank served as the investment adviser to the Fund. To accommodate pending changes to the regulatory requirements applicable to banks which serve as investment advisers to registered investment companies contained in the Investment Advisers Act of 1940 as amended, the responsibilities of INTRUST Bank as adviser to the Kansas Tax-Exempt Bond Fund were assumed by INTRUST Financial Services, Inc., a wholly owned subsidiary of INTRUST Bank, N. A., in the first quarter of 2000. The Adviser, through its portfolio management team, continuously reviews, supervises and administers the Fund's investment programs. The Adviser also provides certain administrative services necessary for the Fund's operations. For its services, the Adviser receives from the Fund a fee, payable monthly, at the annual rate of 0.30% of the Fund's average daily net assets. The Adviser has agreed to waive a portion of its fee in order to limit the Fund's total operating expenses to 0.60% through March 1, 2001.

At a meeting held on August 29, 2000, the Board, including a majority of the trustees who are not "interested" persons of the Trust, considered a recommendation by the Adviser that Galliard be approved as Sub-Adviser for the Fund pursuant to a Sub-Advisory Agreement between the Adviser and Galliard ( the "Sub-Advisory Agreement").

After careful consideration of a variety of factors (see "The Trustees' Considerations" below), the Board unanimously approved the Sub-Advisory Agreement, subject to approval of a majority of the outstanding voting securities of the Fund at the Meeting. If shareholders vote to approve the Sub-Advisory Agreement, the responsibilities for day-to-day management of the Fund's portfolio, for example the purchasing and selling of securities in accordance with the terms of the prospectus, will transfer from the Adviser to Galliard. If the shareholders of the Fund should fail to approve the Sub-Advisory Agreement, the Adviser will continue to provide portfolio management services to the Fund and the Board shall consider appropriate action with respect to such non-approval of the Sub-Advisory Agreement.

THE LEGAL FRAMEWORK

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the registered investment company's shareholders. Therefore, in order for Galliard to provide investment advisory services to the Fund, the shareholders of the Fund must approve the Sub-Advisory Agreement. The Board believes that it is in the best interests of the Fund for Galliard to manage the Fund.

TERMS OF THE SUB-ADVISORY AGREEMENT

Under the terms of the Sub-Advisory Agreement, Galliard will provide to the Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund, as set forth in the Trust's Declaration of Trust, the Registration Statement, the applicable law and provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees, and will take any such actions as it may in its opinion deem necessary or desirable for or incidental to any such purposes.

Galliard will also, at its own expense (a) furnish the Trust and the Adviser with advice and recommendations, consistent with the investment policies, objectives and restrictions of the Fund; (b) subject to such consultation as the Adviser may request for a written response, determine which investments of the Fund should be purchased, held or disposed of and what portion of such assets, if any, should be held in cash or cash equivalents, and the rationale for those determinations; (c) furnish the Adviser with a monthly commentary and a quarterly report concerning market overview, performance analysis and trading activity; (d) subject to the supervision of the Adviser, maintain and preserve certain records including the Sub-Advisory Agreement and any research provided to the Adviser; (e) give instructions representing purchases and sales of the Fund's portfolio securities to the Adviser; and (f) cooperate generally with the Trust and the Adviser so far as Galliard is able to provide information necessary for the operation of the Fund, including data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund and the Trust, providing information necessary for the preparation of registration statements and periodic reports to be filed with the SEC.

Under the Sub-Advisory Agreement, the Adviser would pay out of its own resources to Galliard a fee, which is accrued daily and paid monthly at the rate of 0.06% per annum of the Fund's average daily net assets. If, after consultation with Galliard, the Adviser determines to waive any part of the advisory fee paid to it by the Fund, the sub-advisory fee paid to Galliard may be reduced proportionately.

If approved by shareholders, the Sub-Advisory Agreement shall become effective upon the date of approval by the Fund's shareholders, and shall thereafter continue in effect; provided that the Sub-Advisory Agreement shall continue in effect for a period of more than two years only as so long as the continuance is specifically approved at least annually by (a) a majority of the Trustees of the Trust who are not interested persons of the Adviser, Galliard or the Trust (other than as Trustees), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees of the Trust, or (ii) a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement may, on 60 days' written notice, be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by vote of a majority of the outstanding voting securities of the Trust, by the Adviser or by Galliard. The Sub-Advisory Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement with the Fund. Termination shall not affect any action taken by Galliard permitted under the Sub-Advisory Agreement prior to the date of termination or any warranty or indemnity given by the Adviser under the Sub-Advisory Agreement or implied by law.

The Sub-Advisory Agreement provides that Galliard would have no liability to the Adviser of the Fund for any act or omission in connection with rendering services under the respective agreements, including any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of Galliard of its duties under the Agreement

A form of the Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. The foregoing description of the Sub-Advisory Agreement is only a summary. You should refer to Exhibit A for a form of the complete Sub-Advisory Agreement.

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THE BOARD OF AMERICAN INDEPENDENCE FUNDS TRUST HAS UNANIMOUSLY RECOMMENDED THAT
SHAREHOLDERS APPROVE AND VOTE "FOR" THE PROPOSAL.

--------------------------------------------------------------------------------

The Board has determined that the Sub-Advisory Agreement is fair and in the best interests of the Fund's shareholders. In making this recommendation, the Board exercised its independent judgment based on a careful review of the proposed arrangements and potential benefits.

THE TRUSTEES' CONSIDERATIONS

The Sub-Advisory Agreement was presented to the Board for its consideration at a Board of Trustees' meeting held on August 29, 2000. The full Board, and, separately, the independent Trustees, voted unanimously to approve the Sub-Advisory Agreement.

In evaluating the Sub-Advisory Agreement, the Board reviewed materials furnished by the Adviser and Galliard, including information about Galliard personnel, operations and anticipated management of the Fund. The Adviser informed the Board that it believes hiring Galliard is in the best interests of the Fund.

During their deliberations, the Board also gave consideration to the basis for the Adviser's recommendation of Galliard, including (i) the performance of personnel of Galliard in the management of investment products substantially similar to the Fund, including other investment companies, (ii) the Adviser's assessment of Galliard's operational and compliance capabilities, (iii) the Board's prior experience with Galliard as Sub-Adviser to other series of the Trust and (iv) the overall reputation and standing of Galliard in the investment community.

Based upon its evaluation, the Board concluded that the Adviser's engagement of Galliard as sub-adviser to the Fund likely would offer the Fund the access to highly effective management and advisory services and capabilities.

The Board concluded further that the terms of the Sub-Advisory Agreement, including the fees payable by the Adviser contemplated thereby, are fair and reasonable and in the best interests of the Fund and its shareholders.

In order to provide for the services described above in the Sub-Advisory Agreement, the shareholders are being asked to approve the Sub-Advisory Agreement.

THE ADVISER

The directors and executive officers of the Adviser and their positions during the past two years are as follows:

                        INTRUST FINANCIAL SERVICES, INC.

NAME                         POSITION AND OFFICE


Hugo H. Ernst                President and Chief Executive Officer



Ron Baldwin                  Director; Vice Chairman
                             (Hired February, 1996), INTRUST Bank; Executive
                             Vice President Fourth Financial Corporation prior to February, 1996)

Phillip J. Owings            Director; Executive Vice President (Senior Vice
                             President prior to March 1998), INTRUST Bank

The Adviser currently serves as investment manager to 11 separate portfolios of the American Independence Funds Trust, all of which are currently operational and being offered to investors. The net assets of each of these portfolios and the management fee paid to the Adviser by each of these portfolios (expressed as a percentage of average daily net assets) are set forth in the table below.

                                                                    ANNUAL
                                        NET ASSETS              MANAGEMENT FEE
NAME OF PORTFOLIO                   (September 7, 2000)         (BEFORE WAIVERS)
-----------------                   -------------------         ----------------

Intermediate Bond Fund              $  46,640,457.13                0.40%
International Multi-Manager Fund    $  62,081,958.73                0.40%
Stock Fund                          $  80,973,107.97                1.00%
Money Market Fund                   $  71,719,412.48                0.25%

NestEgg Capital Preservation Fund    $  4,068,614.44                0.70%
NestEgg 2010 Fund                    $ 11,569,634.96                0.70%
NestEgg 2020 Fund                    $ 18,625,173.53                0.70%
NestEgg 2030 Fund                    $  8,949,148.58                0.70%
NestEgg 2040 Fund                    $  8,398,841.25                0.70%
Kansas Tax-Exempt Bond Fund          $143,298,046.44                0.30%
Short-Term Bond Fund                 $ 52,538,701.74                0.40%

INTRUST Bank also serves as the Fund's Custodian. During the fiscal year ended October 31, 1999, the Fund paid Custodian fees to INTRUST Bank N.A. of $29,786 without taking into account applicable fee waivers (including such fee waivers, the amount was $25,029).


Galliard Capital Management, Inc.

Galliard Capital Management, Inc., 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55402, serves as sub-adviser to the Short-Term Bond Fund and the Intermediate Bond Fund, each a series of the American Independence Funds Trust. Galliard, a wholly owned subsidiary of Wells Fargo Bank Minnesota, N.A., was formed July 1, 1995, to specialize in the management of institutional fixed income portfolios. As of June 30, 2000, Galliard managed approximately $6.4 billion in assets. For the sub-advisory services it provides to the Short-Term Bond Fund and Intermediate Bond Fund, Galliard receives from the Adviser and not the Funds, monthly fees at the annual rate of 0.125% of each Fund's daily net assets.

Wells Fargo Bank Minnesota N.A. is a wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), which is located at 420 Montgomery Street, San Francisco, California 94163. Wells Fargo is a diversified financial services company with $234 billion in assets, providing banking, insurance, investments, mortgage and consumer finance from about 5,300 stores and the Internet across North America and elsewhere internationally. The majority of Galliard employees are shareholders of Wells Fargo, a publicly held company. To the knowledge of the Adviser, no Galliard employee owns of record or beneficially 10 percent or more of the outstanding securities of Wells Fargo. In addition, no trustee or officer of the Trust is an officer, employee, director, general partner or shareholder of Galliard. Wells Fargo Brokerage Services, Inc. ("WFBS") is an affiliated broker-dealer of Wells Fargo. Galliard does not utilize WFBS for trading activity.

The executive officers of Galliard and such executive officers' positions during the past two years are as follows:

                        GALLIARD CAPITAL MANAGEMENT, INC.

NAME                                           POSITION AND OFFICE


John Caswell                                   Managing Partner


Richard Merriam                                Managing Partner

Karl Tourville                                 Managing Partner

THE UNDERWRITER AND ADMINISTRATOR

The Fund's principal underwriter is BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219. BISYS also serves as the Fund's administrator.

OFFICERS OF AMERICAN INDEPENDENCE FUNDS TRUST

The principal officers of American Independence Funds Trust are listed below. The address of each officer is 3435 Stelzer Road, Columbus, Ohio 43219.





                                POSITION WITH                POSITION WITH THE
NAME                            THE TRUST                    ADVISER
----                            ---------                    -------

David Bunstine                  President                    None

Steven D. Pierce                Treasurer                    None

George Stevens                  Secretary                    None

SHAREHOLDER MEETING COSTS AND VOTING PROCEDURES

The Trust Instrument of American Independence Funds Trust provides that the presence at a shareholder meeting in person or by proxy of one-third of the shares of the Fund entitled to vote at the Meeting constitutes a quorum. Thus, the Meeting will take place on its scheduled date if one-third or more of the shares of the Fund are represented. If a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote in favor of any such adjournment.

Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes have the effect of a negative vote with respect to the Proposal.

As of the close of business on September 15, 2000, Transco & Company, a nominee of INTRUST Bank, owned of record 99% of the shares of the Fund and thus may be deemed to control the Fund. As owner of more than 50% of the Fund's shares, INTRUST Bank will be able to cast the deciding vote on the Proposal. To the knowledge of management, at the close of business on September 15, 2000, the officers and Trustees of American Independence Funds Trust owned, collectively, less than 1% of the shares of the Fund.

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by the Fund, including any additional solicitations made by letter, telephone or telegraph.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

Any shareholder proposal intended to be presented at the next shareholder meeting must be received by American Independence Funds Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.


--------------------------------------------------------------------------------
PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------


By order of the Board of Trustees,


------------------------------------
George Stevens
Secretary
American Independence Funds Trust

October 4, 2000

                                                                       EXHIBIT A

                           KANSAS TAX-EXEMPT BOND FUND

                              SUB-ADVISORY CONTRACT

                                NOVEMBER 1, 2000


Galliard Capital Management, Inc.
800 LaSalle Avenue, Suite 2060
Minneapolis, MN 55479-2052

Dear Sirs:

             The Kansas Tax-Exempt Bond Fund (the "Fund") is one of the investment portfolios of American Independence Funds Trust (the "Trust"), an open-end management investment company, which was organized as a business trust under the laws of the State of Delaware. The Trust's shares of beneficial interest may be classified into series in which each series represents the entire undivided interests of a separate portfolio of assets. This Sub-Advisory Contract regards certain services to be provided in connection with the management of the Fund, on whose behalf INTRUST Financial Services, Inc. (the "Adviser") enters into this Contract.

             The Trustees of the Trust have selected the Adviser to provide overall investment advice and management for the Fund and to provide certain other services, under the terms and conditions provided in the Advisory Contract between the Trust and the Adviser (the "Advisory Contract"). The Adviser and the Trustees have selected Galliard Capital Management, Inc. (the "Sub-Adviser") to provide the Adviser and the Fund with the advice and services set forth below, either directly or through its delegate, and the Sub-Adviser is willing to provide the Adviser and the Fund with the advice and services, subject to the review of the Trustees and overall supervision of the Adviser, under the terms and conditions hereinafter set forth. Accordingly, the Adviser agrees with the Sub-Adviser as follows:

             1. DEFINITIONS AND DELIVERY OF DOCUMENTS. All references herein to this Contract shall be deemed to be references to this Contract as it may from time to time be amended. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions specified in the Trust's declaration of Trust, dated January 26, 1996 (the "Declaration of Trust"), and the currently effective Prospectus (the "Prospectus") relating to the Fund included in the Trust's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 (the "1933 Act"). Copies of the documents referred to in the preceding sentence have been furnished to the Sub-Adviser. Any amendments to those documents shall be furnished to the Sub-Adviser promptly.

             2. REPRESENTATIONS. The Sub-Adviser is registered with the Securities and Exchange Commission (the "SEC") as an investment adviser pursuant to Section 203 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and agrees to maintain such registration during the term of this agreement.

             3. SUB-ADVISORY SERVICES.

                (i) The Sub-Adviser shall act as sub-adviser under the terms of this Contract and will use its best efforts to provide to the Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund, as set forth in the Trust's Declaration of Trust, the Registration Statement, the applicable law and provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees, and will take any such actions as it may in its opinion deem necessary or desirable for or incidental to any such purposes.

                (ii) The Sub-Adviser will also, at its own expense:

                     (a) furnish the Trust and the Adviser with advice and
                recommendations, consistent with the investment policies, objectives and restrictions of the Fund;

                     (b) subject to such consultation as the Adviser may request for a written response, determine which Investments of the Fund should be purchased, held or disposed of and what portion of such Assets, if any, should be held in cash or cash equivalents, and the rationale for those determinations;

                     (c) furnish the Adviser with a monthly commentary and a
                quarterly report concerning market overview, performance analysis and trading activity;

                     (d) subject to the supervision of the Adviser, maintain and preserve certain records including this Sub-Advisory Contract and any research provided to the Adviser. The Sub-Adviser agrees that such Trust records are the property of the Trust and that such Trust records or copies thereof will be surrendered to the Trust promptly upon request therefor;

                     (e) give instructions representing purchases and sales of
                the Fund's portfolio securities to the Adviser via facsimile transmission no later than trade date plus one; and

                     (f) cooperate generally with the Trust and the Adviser so
                far as the Sub-Adviser is able to provide information necessary for the operation of the Fund, including data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund and the Trust, providing information necessary for the preparation of registration statements and periodic reports to be filed with the SEC, including Forms N-1A and N-SAR, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States and foreign agencies responsible for tax matters, and other reports and filings of like nature.

                (iii) No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Contract shall be effective until approved by
(a) the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Adviser, of the Sub-Adviser or of the Trust (other than as Trustees), cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund; provided, however, that the approval required in subsection (a) above, shall be evidenced by a resolution of the entire Board of Trustees and of the Trustees who are not interested persons of the Adviser, of the Sub-Adviser or of the Trust (other than as Trustees); and provided further that such resolutions shall be sent to the Sub-Adviser by facsimile and confirmed in writing by letter.

                (iv) All transactions in Investments shall be subject to the rules, regulations and customs of the exchange or market and/or clearing house through which the transactions are executed and to all Applicable Law, and, if there is any conflict between any such rules, customs, law and the provisions of this Contract the former shall prevail.

                (v) The Sub-Adviser may not, without specific instruction in writing (and compliance with applicable policies and restrictions of the Fund set forth in its Registration Statement), borrow on the Fund or Adviser's behalf or commit the Fund or Adviser to a contract (other than a trade ticket).

                (vi) The Sub-Adviser has the right under this Contract to act for more than one client collectively (including the Adviser) in any one transaction or series of transactions without prior reference to the Adviser.

             4. THE SUB-ADVISER.

                (i) The Sub-Adviser shall act as agent for the Adviser and shall be entitled to instruct such brokers and other agents as it may decide. The Sub-Adviser may (and any such broker or sub-agent may) execute transactions on the Adviser's behalf without prior disclosure to the Adviser of the fact that in doing so, it is or may be dealing with or in circumstances involving an affiliate of the Sub-Adviser; provided, however, that (a) the Sub-Adviser will not do business with nor pay commissions to any affiliate in any portfolio transaction where an affiliate acts as principal; (b) in purchasing Investments for the Funds, neither the Sub-Adviser nor any of its directors, officers or employees will act as principal or agent or receive any commissions; and (c) the Sub-Adviser shall use its best efforts to obtain execution and pricing within the policy guidelines, if any, determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Funds. The Sub-Adviser shall not be under any duty to account to the Adviser for any profits or other benefits received by the Sub-Adviser or any affiliate as a result of such transactions.

                (ii) Should the Sub-Adviser deem it appropriate to match one client's order with that of another client by acting as agent for each party, prior written consent from both parties will be obtained before the transaction is effected.

                (iii) The Sub-Adviser may effect transactions with or through the agency of another person with whom it has an arrangement under which that person will from time to time provide to, or procure for, the Sub-Adviser services or other benefits the nature of which are such that their provision results, or is designed to result, in an improvement of the Sub-Adviser's performance in providing services for its clients and for which the Sub-Adviser makes no direct payment but instead undertakes to place business (including business on behalf of the Adviser) with that person. All such transactions effected for the Adviser will, however, secure best execution, disregarding any benefit, which might accrue to the Sub-Adviser from the arrangement.

                (iv) The Sub-Adviser shall not knowingly recommend that the Fund purchase, sell or retain securities of any issue in which the Sub-Adviser or any of its affiliated persons has a financial interest, except in instances in which the Sub-Adviser fully discloses in writing to the Adviser the nature of its financial interest prior to purchase, sale or retention. It shall be the duty of the Adviser to notify the Trustees of the Fund of these financial interests.

                (v) The Adviser authorizes the Sub-Adviser to disclose any information, which it may be required to disclose under this Contract, the Applicable Law, the rules and regulations of the SEC or of any market on which an Investment is acquired.

                (vi) Nothing herein contained shall prevent the Sub-Adviser or any of its affiliated persons or associates from engaging in any other business or from acting as investment adviser or Sub-Adviser for any other person or entity, whether or not having investment policies similar to the Fund.

                (vii) The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Contract, the expenses of office rent, telephone and other facilities it is obligated to provide in order to perform the services specified in Sections 3 and 4 and any other expenses incurred by it in connection with the performance of its duties hereunder, including, but not limited to, attendance in person at a minimum of one meeting each year with the Board of Trustees of the Trust and the Adviser.

                (viii) The Sub-Adviser will not be required to pay any expenses which this Contract does not expressly state shall be payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 4(vii), the Sub-Adviser will not be required to pay;

                       (a) the compensation and expenses of Trustees of the
                Trust, and of independent advisers, independent contractors, consultants, managers, and other agents employed by the Trust other than through the Sub-Adviser;

                       (b) legal, accounting and auditing fees and expenses of
                the

                Fund;

                       (c) the fees or disbursements of the custodian, the
                transfer agent and the dividend disbursing agent;

                       (d) stamp and other duties, taxes, impositions,
                governmental fees, and fiscal charges of any nature whatsoever, assessed against the Fund's assets and payable by the Trust;

                       (e) the cost of preparing and mailing dividends,
                distributions, reports, notices and proxy materials to shareholders, except that the Sub-Adviser shall bear the costs of providing the services referred to in Sections 3 and 4;

                       (f) brokers' commissions and underwriting fees; and

                       (g) the expense of periodic calculations of the net asset
                value of the Fund's shares.

             5. FURTHER PROVISIONS.

                (i) The Sub-Adviser enters into this Contract for itself. The Adviser includes the Adviser's successors in title or personal representatives as the case may be.

                (ii) This Contract shall automatically terminate in the event of its assignment or upon the termination of the Advisory Contract with the Fund, and the Adviser shall immediately notify the Sub-Adviser of such termination. No assignment of this Contract shall be made by the Sub-Adviser without the consent of the Adviser.

                (iii) If any provision of this Contract is or becomes invalid or contravenes any applicable law, the remaining provisions shall remain in full force and effect.

             6. CLIENT MONEY AND CUSTODY.

             The Sub-Adviser will not hold any client money on behalf of the Adviser.

             The Sub-Adviser shall not be the registered holder, or custodian, of Investments or documents of title relating thereto.

             7. INSTRUCTIONS AND COMMUNICATIONS. Instructions may be given by the Adviser in writing (by letter or facsimile or telex with correct answer back) or by telephone unless it is required under an express provision of this Contract for instructions to be given in writing. The Adviser shall give written instructions to the Sub-Adviser at the Sub-Adviser's Registered Office. The Sub-Adviser shall communicate with the Adviser in writing or by telephone except when it is required to communicate in writing (by letter or facsimile or telex with correct answer back) either under this Contract or in accordance with applicable law. The Sub-Adviser shall be required to communicate instructions in the form of trade tickets by facsimile in accordance with Section 3(ii)(e) hereof. The Sub-Adviser shall communicate with the Adviser at the Adviser's address last notified to the Sub-Adviser. The Adviser shall be entitled to rely on the instructions of any person who is listed on Appendix I and may assume the genuineness of all signatures and the authenticity of all instructions and communications unless the Adviser had reason to know such signatures, instructions or communications were unauthorized. All trade tickets representing purchases and sales of the Fund's portfolio securities shall be signed by at least two such persons listed on Appendix I.

             8. FEES AND EXPENSES. In consideration of the services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser under this Contract, the Adviser shall pay the Sub-Adviser a monthly fee at the annual rate of up to 0.06% of the average net assets of the Fund managed by the Sub-Adviser.

             If the fees payable to the Sub-Adviser pursuant to this paragraph 8 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value.

             Notwithstanding the foregoing, if, after consultation with the Sub-Adviser, the Adviser determines to waive any part of the fee paid to it by the Fund, the fee paid to the Sub-Adviser hereunder may be reduced proportionately.

             9. FORCE MAJEURE. The Sub-Adviser shall not be in breach of this Contract if there is any total or partial failure of performance of its duties and obligations occasioned by any act of God, fire, act of government or state, war, civil commotion, insurrection, embargo, inability to communicate with market makers for whatever reason, failure of any computer dealing system, prevention from or hindrance in obtaining any raw materials, energy or other supplies, labor disputes of whatever nature or any other reason (whether or not similar in kind to any of the above) beyond the Sub-Adviser's control, provided the Sub-Adviser has made every reasonable effort to overcome such difficulties.

             10. NO PARTNERSHIP OR JOINT VENTURE. The Trust, the Adviser and the Sub-Adviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint ventures or impose any liability as such on any of them.

             11. TERMINATION.

                 (i) This Contract shall become effective upon the above date, and shall thereafter continue in effect; provided that this Contract shall continue in effect for a period of more than two years only as so long as the continuance is specifically approved at least annually by (a) a majority of the Trustees of the Trust who are not interested persons of the Adviser, the Sub-Adviser or the Trust (other than as Trustees), cast in person at meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees of the Trust, or (ii) a majority of the outstanding voting securities of the Fund. This Contract may, on 60 days' written notice, be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by vote of a majority of the outstanding voting securities of the Trust, by the Adviser or by the Sub-Adviser. Termination shall not affect any action taken by the Sub-Adviser permitted under this Contract prior to the date of termination or any warranty or indemnity given by the Adviser under this Contract or implied by law.

                 (ii) On termination by either party the Sub-Adviser shall be entitled to receive from the Adviser all fees, costs, charges and expenses accrued or incurred under this Contract up to the date of termination including any additional expenses or losses necessarily incurred in settling outstanding obligations or terminating this Contract, whether they occur before or after the date of termination.

                 (iii) If the Adviser terminates this Contract, it shall be subject to a proportion of the annual fee corresponding to the proportion of the year that has expired when this Contract is terminated.

             12. CAPTIONS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Contract may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             13. GOVERNING LAW. This Contract shall be construed in accordance with laws of the State of New York and the applicable provision for the Investment Company Act of 1940, as amended (the "1940 Act") and the Advisers Act. As used herein the Terms "affiliated person", "assignment", "interested person", and "vote of majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act.

             14. PERSONAL LIABILITY. The Trust's Declaration of Trust is on file with the Secretary of State of the State of Delaware. The obligations of the Trust are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employee or agents of the Trust, but only the Trust's property shall be bound.

                                           Yours very truly,

                                           INTRUST Financial Services, Inc.



                                           By:
                                              -------------------------------
                                           Title:
The foregoing Contract
   is hereby agreed to as
   of the date hereof

By:
   ----------------------------
Title:  Galliard Capital Management, Inc.

                                   SCHEDULE 1
                                   DEFINITIONS

         In this Contract the following expressions shall have the following meaning unless the context otherwise requires:

         "Applicable Law"

                  means applicable laws and regulations of the jurisdiction in which the Adviser is domiciled and of the Securities and Exchange Commission of the United States of America, and of any governmental or self-regulatory organization of which the Adviser is a member, each as from time to time amended;

         "Assets"

                  means Investments of the Fund deposited by or on behalf of the Adviser pursuant to which this Sub-Advisory Contract relates;

         "Fund"

                  means the separate portfolio of Assets of the Trust on whose behalf the Adviser has entered into this Sub-Advisory Contract;

         "Investment"

                  means any asset, right or interest in respect of property of any kind held by the Fund;

         "Registered Office"
                  means 800 LaSalle Avenue, Suite 2060 Minneapolis, MN 55479-2052 Telephone: ____________. Facsimile: ___________.
                  Telex: N/A_.

         "Series"
                  means the series of shares of beneficial interest representing undivided interests in the Trust's investment portfolios, including the Fund.

____________, 2000

                                   APPENDIX I

                            AUTHORIZED SIGNATORY LIST


The following persons are authorized to give instructions on behalf of the Sub-Adviser to the Adviser:


          Name                          Signature                   Position
          ----                          ---------                   --------

                        AMERICAN INDEPENDENCE FUNDS TRUST
                           KANSAS TAX-EXEMPT BOND FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 27, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints as proxies David Bunstine and George Stevens, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of each of the above-referenced fund ("Fund") held of record by the undersigned on September 15, 2000, at the Special Meeting of Shareholders to be held on October 27, 2000, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS.

The undersigned hereby acknowledges receipt of the Proxy Statement prepared on behalf of the Board of Trustees with respect to the matters designated on the reverse.

                                  Vote by Mail
                                  ------------
Please date and sign this proxy and return it in the enclosed postage-paid envelope to BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219. Please indicate your vote by placing an "X" in the appropriate box on the reverse side. Signature of all joint owners is required. Fiduciaries please indicate your full title.

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.

CONTROL NUMBER:
RECORD DATE SHARES:

TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN INTRUST FINANCIAL SERVICES, INC ON BEHALF OF THE KANSAS TAX-EXEMPT BOND FUND (THE"FUND"), AND GALLIARD CAPITAL MANAGEMENT, INC.( "GALLIARD") PURSUANT TO WHICH GALLIARD WOULD SERVE AS THE SUB-ADVISER OF THE FUND.

For                        Against                          Abstain
   ---------                      ---------                        ---------


Please be sure to sign your name(s) exactly as it appears on this Proxy.



--------------------------     --------------------------       -------------
Shareholder                    Co-owner                         Date

                        AMERICAN INDEPENDENCE FUNDS TRUST
                           KANSAS TAX-EXEMPT BOND FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 27, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints as proxies David Bunstine and George Stevens, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of each of the above-referenced fund ("Fund") held of record by the undersigned on September 15, 2000, at the Special Meeting of Shareholders to be held on October 27, 2000, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS.

The undersigned hereby acknowledges receipt of the Proxy Statement prepared on behalf of the Board of Trustees with respect to the matters designated on the reverse.

                                  VOTE BY MAIL
Please date and sign this proxy and return it in the enclosed postage-paid envelope to BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219. Please indicate your vote by placing an "X" in the appropriate box on the reverse side. Signature of all joint owners is required. Fiduciaries please indicate your full title.

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.

CONTROL NUMBER:
RECORD                             DATE                                  SHARES:

TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN INTRUST FINANCIAL SERVICES, INC. ON BEHALF OF THE KANSAS TAX-EXEMPT BOND FUND (THE "FUND"), AND GALLIARD CAPITAL MANAGEMENT, INC.( "GALLIARD") PURSUANT TO WHICH GALLIARD WOULD SERVE AS THE SUB-ADVISER OF THE FUND.

For                          Against                        Abstain
   -------------                    --------                       -----------



Please be sure to sign your name(s) exactly as it appears on this Proxy.



-------------------          -----------------------         -----------
Shareholder                  Co-owner                        Date